Exhibit I

Joint Filing Agreement

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Alight, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Date: November 23, 2022

BX TEMPO ML HOLDCO 1 L.P.
By: BX Tempo ML Holdco 1 L.L.C., its general
partner

By:	/s/ Brijesh Kalaria
Name:	Brijesh Kalaria
Title:	Vice President

BX TEMPO ML HOLDCO 1 L.L.C.

By:	/s/ Brijesh Kalaria
Name:	Brijesh Kalaria
Title:	Vice President

BX TEMPO ML HOLDCO 2 L.P.
By: BX Tempo ML Holdco 2 L.L.C., its general
partner

By:	/s/ Brijesh Kalaria
Name:	Brijesh Kalaria
Title:	Vice President

BX TEMPO ML HOLDCO 2 L.L.C.

By:	/s/ Brijesh Kalaria
Name:	Brijesh Kalaria
Title:	Vice President

BLACKSTONE CAPITAL PARTNERS VII NQ L.P.
By: Blackstone Management Associates VII NQ L.L.C., its general partner
By: BMA VII NQ L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BCP VII SBS HOLDINGS L.L.C.
By: Blackstone Side-by-Side Umbrella Partnership L.P., its sole member
By: Blackstone Side-by-Side Umbrella GP L.L.C., its
general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Manager

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VII-ESC NQ L.P.
By: BCP VII Side-by-Side GP NQ L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BTAS NQ HOLDINGS L.L.C.
By: BTAS Associates-NQ L.L.C., its managing member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS VII (IPO) NQ L.P.
By: Blackstone Management Associates VII NQ L.L.C., its general partner
By: BMA VII NQ L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BLACKSTONE CAPITAL PARTNERS VII.2 (IPO) NQ L.P.
By: Blackstone Management Associates VII NQ L.L.C., its general partner
By: BMA VII NQ L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BLACKSTONE MANAGEMENT ASSOCIATES VII NQ L.L.C.
By: BMA VII NQ L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BMA VII NQ L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE SIDE-BY-SIDE UMBRELLA PARTNERSHIP L.P.
By: Blackstone Side-by-Side Umbrella GP L.L.C., its
general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Manager

BLACKSTONE SIDE-BY-SIDE UMBRELLA GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Manager

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BCP VII SIDE-BY-SIDE GP NQ L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Authorized Signatory

BTAS ASSOCIATES-NQ L.L.C.
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title	Senior Managing Director

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman